United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 2 to Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2021

Date of Report (Date of earliest event reported)

Venus Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40024	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue, 6th Floor New York, NY 10022	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 267-4568

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one Redeemable Warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	NASDAQ Capital Market
Ordinary Shares	VENA	NASDAQ Capital Market
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	NASDAQ Capital Market
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	NASDAQ Capital Markek

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8K/A (this “report”) amends the Current Report on Form 8K/A of Venus Acquisition Corporation for the period ended February 11, 2021, as filed with the Securities and Exchange Commission (“SEC”) on May 17, 2021 (the “Original Report”).

Background of Restatement

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies(“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement governing the Company’s warrants. As a result of the SEC Statement, on January 7, 2021, the Company re-evaluated the accounting treatment of the 4,600,000 warrants that were issued to the Company’s public shareholders in a public offering that closed concurrently with the closing of the Initial Public Offering (the “Public Warrants”). The Company previously accounted for the Public Warrants as components of liabilities.

As a result of the above, the Company should have classified the Public Warrants as component of equity in its previously issued financial statements. The Company’s accounting for the Public Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses or cash.

In addition, in accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC Topic 480, Distinguishing Liabilities from Equity (ASC 480), paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary share subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its ordinary share in permanent equity. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. On January 7, 2021, the Company determined that the threshold would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside equity. As a result, the Company’s previously issued (i) audited balance sheet as of February 11, 2021 included in the Company’s Current Report on Form 8-K/A filed with the SEC on May 17, 2021 should no longer be relied upon, and in each case, should be corrected to classify Public Warrants as equity and all of the Public Shares as temporary equity.

In connection with the restatement, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting related to the complex equity instruments.

The restatement is more fully described in Note 2 of the notes to the financial statements included herein.

Items Amended in this Form 8-K/A

This report presents the Original Report, amended and restated with modifications necessary to reflect the restatements, but without any other amendments, modifications or updates. As such, this report speaks only as of the date the Original Report was filed, and should be read in conjunction with our other SEC filings, including our SEC filings subsequent to the date of the Original Report.

The following items have been amended to reflect the restatements:

Part I, Item 9.01. Financial Statements and Exhibits

In addition, the Company’s Chief Executive Officer and Chief Financial Officer have provided new certifications dated as of the date of this filing in connection with this report (Exhibits 99.1).

Except as described above, this Amendment No. 2 does not amend, update or change any other items or disclosures in the Original Filing and does not purport to reflect any information or events subsequent to the filing thereof. As such, this Amendment No. 2 speaks only as of the date the Original Filing was filed, and we have not undertaken herein to amend, supplement or update any information contained in the Original Filing to give effect to any subsequent events. Accordingly, this Amendment No. 2 should be read in conjunction with our filings made with the SEC subsequent to the filing of the Original Filing, including any amendment to those filings.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated February 11, 2021, Venus Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 4,000,000 units (the “Units”) on February 11, 2021 and the full exercise of the underwriter’s over-allotment option of 600,000 Units on such date. Each Unit consists of one ordinary share (“Ordinary Share”) and one warrant (“Warrant”) entitling its holder to purchase one Ordinary Share at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $46,000,000.

As of February 11, 2021, a total of $46,460,000 of the net proceeds from the public offering and the private placement consummated simultaneously with the closing of the IPO and the over-allotment option were deposited in a trust account established for the benefit of the Company’s public stockholders.

An audited balance sheet as of February 11, 2021 reflecting receipt of the proceeds upon consummation of the public offering and the private placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Balance Sheet dated February 11, 2021 (As Restated)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2022

Venus ACQUISITION Corporation

By:	/s/ Yanming Liu
Name:	Yanming Liu
Title:	Chief Executive Officer

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